Annual
Report
                                 AUGUST 31, 2002

                                 [PHOTO OMITTED]

TEMPLETON GLOBAL
INCOME FUND, INC.


  [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
    INVESTMENTS

CONTENTS

Shareholder Letter .......... 1

Performance Summary ......... 8

Important Notice
to Shareholders ............. 9

Financial Highlights &
Statement of Investments ....11

Financial Statements ........15

Notes to
Financial Statements ........18

Independent
Auditors' Report ............22

Board Members
and Officers ................26



FUND CATEGORY
[GRAPHIC OF PYRAMID OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON GLOBAL INCOME FUND SEEKS HIGH CURRENT INCOME, WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN INCOME-PRODUCING SECURITIES, INCLUDING DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report covering the fiscal year ended August 31, 2002. As the 12 months under review began, the U.S. was experiencing decelerating economic growth and appeared to be on the edge of entering a recession when the events of September 11 shocked the world and negatively affected the economy. The Federal Reserve Board (the Fed) instituted a series of interest rates cuts to provide additional liquidity to the economy. The federal funds target rate decreased from 3.50% at the beginning of the reporting period to 1.75% in December 2001, where it remained throughout the balance of the Fund's fiscal year. The U.S. led a slowdown in overall global economic growth, which influenced most major central bank officials around the world to ease monetary policy as well. Largely as a result, global bond markets generally posted positive returns, and the J.P. Morgan Global Government Bond Index (JPM GGBI) rose 6.38% in local currency terms during the period. In U.S.-dollar terms, the JPM GGBI generated a total return of


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

10.06% as most major foreign currencies appreciated versus the U.S. dollar due to concerns of a slower-than-expected economic recovery and reduced appetite for U.S. securities.(1)

Typical for an economic recovery cycle's early stages, first quarter 2002 economic growth was led by supply side growth, as companies rebuilt inventories. Although second quarter 2002 growth moderated from the first quarter, consumer spending remained strong, driven in part by auto and housing sales, as many consumers took advantage of low interest rates and attractive financing. Given excess economic capacity, indicated by relatively low capacity utilization and employment rates, U.S. corporations seemed hesitant to commit to new business investment and remained constrained by domestic demand. This slower-than-expected economic recovery, coupled with accounting and corporate governance scandals, led U.S. securities markets to significantly decline during the reporting period. Reflecting the relative attractiveness of non-U.S.-dollar assets within international markets, the U.S. dollar reached parity with the euro for the first time in more than two years. Favorable inflationary pressures allowed the Fed to maintain low interest rates to help offset, to some degree, the negative effects on consumption resulting from the loss of wealth due to stock market declines.

Economic activity among European economies generally followed that of the U.S. Overall European economic growth was constrained during the period due to low domestic demand, while a slower global economy and a stronger euro reduced export growth. However, the stronger currency helped curb inflationary pressures, and we believe an easing in inflation indicators could allow European Central Bank policymakers to remain flexible in administering monetary policy.


1. Source: J.P. Morgan. The unmanaged JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged, expressed in terms of $US and includes reinvested interest. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



"... THE U.S. DOLLAR REACHED PARITY WITH THE EURO FOR THE FIRST TIME IN MORE THAN TWO YEARS."

As mentioned earlier, monetary easing on the part of most central banks resulted in positive bond market performance, characterized by downward shifts of bond yields across maturities. U.S. Treasury bonds generated a return of 9.40% during the reporting period and were one of the better performing assets. European bonds were also strong, returning 6.98% in local currency terms, with the U.K. generating a 7.29% return and the European Monetary Union countries delivering a return of 7.05%. In Asia, Japanese bonds returned 2.54% in local currency terms as the economy continued to experience deflation, hampered by ineffective monetary policy and uncertainties about an economic recovery. The bond markets of the dollar-bloc countries, namely Australia, Canada and New Zealand, generated positive returns of 4.88%, 7.71% and 7.76%, respectively.(1)

Economic uncertainty during the year under review, combined with a series of corporate accounting scandals and ongoing geopolitical tension, increased investor risk aversion, which was reflected in the poor performance of major equity markets and wider yield spreads for risk-bearing fixed income asset classes such as high yield bonds. For the 12 months under review, the Nasdaq Com-posite Index, Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average each declined, posting returns of -26.35%, -17.99% and -11.26%, respectively.(2) High yield credit risk premiums, as measured by the CS First Boston High Yield Index, rose from 8.24% at the beginning of the period to 9.68% at its close.(3) Lower interest rates in developed economies generally benefit emerging market borrowers, as financing costs fall and posi-





2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The indexes are unmanaged and include reinvested dividends.

3. Source: CSFB.com. The CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



--------------------------------------------------------------------------------
WELCOME TO OUR NEW SHAREHOLDERS WHO JOINED THE FUND DURING THE PERIOD AS A RESULT OF THE REORGANIZATION OF TEMPLETON GLOBAL GOVERN-MENTS INCOME TRUST.
--------------------------------------------------------------------------------
tive capital flows result as investors seek higher returns outside developed countries. Despite the greater investor risk aversion for other asset classes, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) remained relatively unchanged. After experiencing significant gains through the first five months of 2002, emerging market bond performance, as measured by the JPM EMBIG, declined during the 12-month period under review largely as a result of the index's weightings and the performance of highly leveraged countries that experienced difficulties in servicing their debt levels after their economies began to struggle.

During the year under review, performance within the emerging market bond universe, as measured by JPM EMBIG, diverged significantly by region. In particular, Argentina's banking crisis and economic contraction negatively impacted regional trade partners, such as Uruguay, and both countries deferred payments on external debt during the period. In addition, the contagion also affected Brazil and impacted bond prices there, and the Latin America region as a whole had a return of -13.38% in U.S. dollar terms. Elsewhere, positive underlying fundamental trends in European and Asian emerging markets supported bond prices, and the regions returned 30.41% and 15.92% in U.S. dollar terms. Overall, the JPM EMBIG returned -0.03% for the 12-month period ended August 31, 2002.(4)

Despite Latin America's adverse developments, we believe it is important to underscore the emerging market region's significant progress in economic reform and debt dynamics. The Eastern European and Asian regions outperformed the JPM EMBIG, driven by positive macroeconomic fundamentals, sustainable



4. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
8/31/02

[PIE CHART OMITTED]

EUROPE                  60.7%
LATIN AMERICA           14.9%
AUSTRALIA & NEW ZEALAND  9.9%
ASIA                     6.7%
CANADA                   2.3%
SHORT-TERM INVESTMENTS
& OTHER NET ASSETS       5.5%
debt levels and positive trade conditions. In particular, ongoing political and structural reforms in Russia contributed to a positive investment climate, as evidenced by increased capital flows and a return of capital to the country. The strength in the balance of payments from capital flows and relatively stronger oil prices during the period, combined with prudent fiscal management, contributed to a significant build-up of reserves. Russia was recognized as a market economy by the U.S. government during the past year and Standard & Poor's rating agency upgraded the country's sovereign debt rating from B+ to BB- during the period, reflecting Russia's progress in economic reforms and fiscal management and supported by relatively strong oil prices.

Asia benefited, in part, from improving domestic demand and strong inter-regional trade flows. Relatively low interest rates and favorable inflationary trends supported underlying fundamentals in the region. Although speculation exists over the Philippines' fiscal discipline, export strength and low interest rates continued to support bond prices there. Malaysia provided investors with a relatively safe haven from volatility in other emerging markets regions after improving the banking system through increased lending growth and a reduction in non-producing loans.

PORTFOLIO NOTES
Within this environment, Templeton Global Income Fund posted a 21.32% cumulative total return in market price terms and a 12.76% cumulative total return in net asset value terms for the 12-month period ended August 31, 2002, as shown in the Performance Summary on page 8. The JPM GGBI, which measures and tracks bonds from around the world, posted a 10.06% cumulative total return in U.S. dollar terms for the same one-year period.(1) We attempted to maximize the Fund's return by allocating approximately 85% of its total net assets to intermediate-term bonds in the industrial markets and about 15% of its total net assets to what we believe were high quality and liquid emerging market bonds. The Fund's managers believed that this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

The Fund's overall allocations, as measured by the percent of total net assets, notably changed during the period. The allocations to North America and Europe stood at 2.3% and 60.7% on August 31, 2002, compared with 19.2% and 42.7% at the beginning of the fiscal year. In North America, we eliminated the U.S. allocation by the end of the period, from 16.8% at the beginning, reflecting the Fund's strategic positioning on the U.S. dollar. We reinvested proceeds from the sales primarily in Europe and the dollar-bloc countries. The Fund's European holdings also changed during the period. We increased the allocations to Germany, France and the Netherlands to 10.9%, 7.8% and 4.4%, respectively, while also increasing exposure to the U.K. and Spain. In emerging markets, we had no exposure to Argentina, eliminated exposure to Brazil and took profits in Turkey. We increased the Fund's allocation to Eastern Europe, particularly Russia, initiated positions in Poland and the Philippines, and we increased exposure to Mexico. We believe our emerging market positions will continue to offer attractive opportunities for the portfolio over the longer term.

OUTLOOK
Looking forward, we remain optimistic in the near term for the global bond markets' prospects given constrained economic growth, favorable inflationary trends and accommodative monetary policy at the major central banks. We also remain positive on non-U.S.-dollar assets, particularly within the dollar-bloc countries. For emerging market bonds, we hold a positive outlook in the intermediate to longer term, supported by favorable underlying trends in developing European and Asian countries. However, we remain cautious in the short term due to increased economic and political volatility, particularly in Brazil.



PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/02


Government Bonds       86.0%

Corporate Bonds         8.5%

Short-Term Investments &
Other Net Assets        5.5%

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your investment needs, and we welcome your comments and suggestions.


Portfolio Management Team
Templeton Global Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

                               CHANGE         8/31/02    8/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)           +$0.30         $7.29      $6.99
Market Price (NYSE)             +$0.80         $7.35      $6.55
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                 $.34
Return of Capital               $.20
                                ----
         Total                  $.54


PERFORMANCE
                                          1-YEAR   5-YEAR      10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value      12.76%    34.19%      93.42%

  Based on change in market price         21.32%    49.37%      84.01%

Average Annual Total Return(1)
  Based on change in net asset value      12.76%     6.06%      6.82%

  Based on change in market price         21.32%     8.36%      6.29%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
REORGANIZATION OF TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST. On August 1, 2002, shareholders of Templeton Global Governments Income Trust ("Global Governments Income Trust") approved a proposal providing for the reorganization of Global Governments Income Trust into Templeton Global Income Fund, Inc. ("Global Income Fund"). The reorganization involved Global Income Fund's acquisition of substantially all of the assets of Global Governments Income Trust in exchange for shares of Global Income Fund and the distribution of shares of Global Income Fund to holders of shares of beneficial interest of Global Governments Income Trust as a part of the liquidation and dissolution of Global Governments Income Trust. The tax-free reorganization was effective as of the close of business on August 30, 2002.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be in the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government securities"); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations, which are chartered to promote economic development and are supported by various governments and governmental entities; (iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                         YEAR ENDED AUGUST 31,
                                                          -------------------------------------------------
                                                            2002      2001       2000      1999      1998
                                                          -------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................     $6.99     $7.06      $7.50     $7.67     $8.35
                                                          -------------------------------------------------
Income from investment operations:
 Net investment income .................................       .45(b)    .56        .60       .61       .60
 Net realized and unrealized gains (losses) ............       .39(b)  (.11)      (.46)     (.18)     (.71)
                                                          -------------------------------------------------
Total from investment operations .......................       .84       .45        .14       .43     (.11)
Capital share repurchases ..............................        --       .03        .02       .01       .03
                                                          -------------------------------------------------
Less distributions from:
 Net investment income .................................     (.34)     (.31)      (.60)     (.60)     (.60)
 Net realized gains ....................................        --        --         --     (.01)        --
 Tax return of capital .................................     (.20)     (.24)         --        --        --
                                                          -------------------------------------------------
Total distributions ....................................     (.54)     (.55)      (.60)     (.61)     (.60)
                                                          -------------------------------------------------
Net asset value, end of year ...........................     $7.29     $6.99      $7.06     $7.50     $7.67
                                                          -------------------------------------------------
Market value, end of year(a) ...........................   $7.3500   $6.5500    $6.1875   $6.5625   $6.4375
Total return (based on market value per share) .........    21.32%    15.44%      3.97%    11.29%   (7.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $944,602  $763,696   $797,122  $862,788  $891,785
Ratios to average net assets:
 Expenses ..............................................      .75%      .75%       .75%      .76%      .74%
 Net investment income .................................     6.28%(b)  8.11%      8.12%     7.70%     7.26%
Portfolio turnover rate ................................    82.31%    66.27%    110.36%    66.07%    74.55%


+ Based on average weighted shares outstanding effective year ended August 31, 1999.

a Based on the last sale on the New York Stock Exchange.

b The November 2000, revised AICPA Audit and Accounting Guide of Investment
  Companies was implemented September 1, 2001, resulting in a (decrease) increase of $(.09) and $.09 to net investment income and net realized and unrealized gains per share, respectively, and a decrease of (1.32)% to the ratio of net investment income to average net assets for the year ended August 31, 2002.


                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002


                                                                                    PRINCIPAL
                                                                                      AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.5%
     AUSTRALIA 4.5%
     Government of Australia, 10.00%, 10/15/07 .................................   24,748,000 AUD $ 16,379,338
     New South Wales Treasury Corp.:
      6.50%, 5/01/06 ...........................................................    9,381,000 AUD    5,331,323
      8.00%, 3/01/08 ...........................................................    6,200,000 AUD    3,766,799
     Queensland Treasury Corp., 6.50%, 6/14/05 .................................   30,258,000 AUD   17,145,611
                                                                                                  ------------
                                                                                                    42,623,071
                                                                                                  ------------
     BELGIUM 4.9%
     Kingdom of Belgium:
      4.75%, 9/28/06 ...........................................................   11,400,000 EUR   11,504,689
      8.50%, 10/01/07 ..........................................................   22,818,000 EUR   26,696,487
      5.00%, 9/28/12 ...........................................................    8,340,000 EUR    8,330,349
                                                                                                  ------------
                                                                                                    46,531,525
                                                                                                  ------------
     BULGARIA 1.0%
     Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ...............................    9,320,000        9,657,850
                                                                                                  ------------
     CANADA 2.3%
     Government of Canada:
      10.25%, 2/01/04 ..........................................................    1,130,000 CAD      792,807
      6.00%, 6/01/11 ...........................................................   30,363,000 CAD   20,781,722
                                                                                                  ------------
                                                                                                    21,574,529
                                                                                                  ------------
     DENMARK 3.1%
     Kingdom of Denmark:
      4.00%, 11/15/04 ..........................................................   15,570,000 DKK    2,061,139
      8.00%, 3/15/06 ...........................................................   86,520,000 DKK   12,831,533
      6.00%, 11/15/11 ..........................................................   31,400,000 DKK    4,498,215
      5.00%, 11/15/13 ..........................................................   75,940,000 DKK   10,096,982
                                                                                                  ------------
                                                                                                    29,487,869
                                                                                                  ------------
     ECUADOR .4%
     Republic of Ecuador, Reg S, 12.00%, 11/15/12 ..............................    6,200,000        3,596,000
                                                                                                  ------------
     FRANCE 7.8%
     Government of France:
      8.25%, 2/27/04 ...........................................................   46,400,000 EUR   48,635,180
      3.50%, 7/12/04 ...........................................................    2,000,000 EUR    1,961,029
      8.50%, 10/25/08 ..........................................................   18,215,000 EUR   21,911,304
     French Treasury Note, 4.75%, 7/12/07 ......................................    1,200,000 EUR    1,211,792
                                                                                                  ------------
                                                                                                    73,719,305
                                                                                                  ------------
     GERMANY 10.9%
     Bundesrepublik Deutschland, 5.00%, 1/04/12 ................................   15,930,000 EUR   16,149,028
     Federal Republic of Germany:
      4.00%, 6/25/04 ...........................................................    4,580,000 EUR    4,533,826
      4.00%, 2/16/07 ...........................................................   37,670,000 EUR   36,968,860
      6.00%, 7/04/07 ...........................................................   42,923,000 EUR   45,737,864
                                                                                                  ------------
                                                                                                   103,389,578
                                                                                                  ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)



                                                                                   PRINCIPAL
                                                                                     AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     HONG KONG .2%
     Government of Hong Kong, 5.92%, 12/05/11 ..................................   10,800,000 HKD $  1,557,841
                                                                                                  ------------

     ITALY 7.3%
     Buoni Poliennali del Tesoro:
      8.75%, 7/01/06 ...........................................................   13,512,000 EUR   15,492,937
      6.75%, 7/01/07 ...........................................................   7,373,000  EUR    8,050,661
     Government of Italy:
      10.50%, 4/01/05 ..........................................................   34,958,000 EUR   39,871,483
      10.50%, 9/01/05 ..........................................................    3,395,000 EUR    3,954,419
      5.00%, 5/01/08 ...........................................................    1,573,000 EUR    1,596,942
                                                                                                  ------------
                                                                                                    68,966,442
                                                                                                  ------------

     MEXICO 7.7%
     United Mexican States:
      8.625%, 3/12/08 ..........................................................   23,535,000       25,929,686
      11.375%, 9/15/16 .........................................................   36,757,000       46,515,984
                                                                                                  ------------
                                                                                                    72,445,670
                                                                                                  ------------

     NETHERLANDS 4.4%
     Cellco Finance NV, 15.00%, 8/01/05 ........................................   13,835,000       13,143,250
     Government of Netherlands:
      7.75%, 3/01/05 ...........................................................   17,753,000 EUR   19,066,090
      5.75%, 2/15/07 ...........................................................    9,269,000 EUR    9,711,870
                                                                                                  ------------
                                                                                                    41,921,210
                                                                                                  ------------

     NEW ZEALAND 5.4%
     Government of New Zealand:
      8.00%, 11/15/06 ..........................................................   34,323,000 NZD   17,186,294
      7.00%, 7/15/09 ...........................................................   69,080,000 NZD   33,638,715
                                                                                                  ------------
                                                                                                    50,825,009
                                                                                                  ------------

     NORWAY .8%
     Kingdom of Norway, 5.75%, 11/30/04 ........................................   56,020,000 NOK    7,329,365
                                                                                                  ------------

     PANAMA .7%
     Republic of Panama, 8.875%, 9/30/27 .......................................    7,030,000        6,678,500
                                                                                                  ------------

     PERU .9%
     Republic of Peru, FRN, 3.25%, 3/07/17 .....................................   11,880,000        8,345,700
                                                                                                  ------------

     PHILIPPINES 6.5%
     Republic of Philippines, 10.625%, 3/16/25 .................................   59,285,000       61,691,971
                                                                                                  ------------

     POLAND 2.0%
     Republic of Poland, FRN, 6.00%, 10/27/14 ..................................   18,502,400       18,707,832
                                                                                                  ------------

     RUSSIA 5.0%
     Federation of Russia:
      12.75%, 6/24/28 ..........................................................    2,893,000        3,480,855
      Reg S, 11.00%, 7/24/18 ...................................................   40,506,000       43,692,283
                                                                                                  ------------
                                                                                                    47,173,138
                                                                                                  ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)


                                                                                    PRINCIPAL
                                                                                     AMOUNT*         VALUE
--------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SPAIN 5.0%
     Government of Spain:
      10.15%, 1/31/06 ..........................................................   14,856,000 EUR $ 17,433,596
      8.80%, 4/30/06 ...........................................................   13,342,000 EUR   15,214,588
      4.80%, 10/31/06 ..........................................................    6,200,000 EUR    6,269,133
      5.00%, 7/30/12 ...........................................................    8,600,000 EUR    8,601,856
                                                                                                  ------------
                                                                                                    47,519,173
                                                                                                  ------------

     SWEDEN 5.1%
     Kingdom of Sweden:
      10.25%, 5/05/03 ..........................................................  279,300,000 SEK   30,851,799
      5.00%, 1/15/04 ...........................................................    7,800,000 SEK      835,903
      3.50%, 4/20/06 ...........................................................   25,640,000 SEK    2,624,917
      5.50%, 10/08/12 ..........................................................  129,210,000 SEK   14,231,406
                                                                                                  ------------
                                                                                                    48,544,025
                                                                                                  ------------

     UKRAINE .7%
     Republic of Ukraine, 11.00%, 3/15/07 ......................................    6,042,210        6,234,316
                                                                                                  ------------

     UNITED KINGDOM 2.7%
     United Kingdom, 8.50%, 7/16/07 ............................................   13,941,000 GBP   25,263,952
                                                                                                  ------------

     VENEZUELA 5.2%
     Republic of Venezuela, 9.25%, 9/15/27 .....................................   70,205,000       48,687,168
                                                                                                  ------------

     TOTAL LONG TERM INVESTMENTS (COST $900,426,185) ...........................                   892,471,039
                                                                                                  ------------

                                                                                     SHARES
                                                                                   -----------
     SHORT TERM INVESTMENTS 2.5%
    aFranklin Institutional Fiduciary Trust Money Market Portfolio .............   18,229,638       18,229,638

                                                                                   PRINCIPAL
                                                                                     AMOUNT
                                                                                   ----------
     New Zealand Treasury Bill, 5.76%, 10/09/02 ................................   11,660,000 NZD    5,416,436
                                                                                                  ------------

     TOTAL SHORT TERM INVESTMENTS (COST $23,766,606) ...........................                    23,646,074
                                                                                                  ------------
     TOTAL INVESTMENTS (COST $924,192,791) 97.0% ...............................                   916,117,113
     OTHER ASSETS, LESS LIABILITIES 3.0% .......................................                    28,485,016
                                                                                                  ------------
     TOTAL NET ASSETS 100.0% ...................................................                  $944,602,129
                                                                                                  ============

     CURRENCY ABBREVIATIONS:
     AUD-- Australian Dollar
     CAD-- Canadian Dollar
     DKK-- Danish Krone
     EUR-- European Unit
     GBP-- British Pound
     HKD-- Hong Kong Dollar
     NOK-- Norwegian Krone
     NZD-- New Zealand Dollar
     SEK-- Swedish Krona

   * Securities denominated in U.S. dollars unless otherwise indicated.
   a The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

Assets:
 Investments in securities, at value (cost $924,192,791) .................................  $ 916,117,113
 Cash ....................................................................................        580,617
 Foreign currency, at value (cost $147,879) ..............................................        147,827
 Receivables:
  Investment securities sold .............................................................        160,704
  Dividends and interest .................................................................     28,649,100
                                                                                            -------------
      Total assets .......................................................................    945,655,361
                                                                                            -------------
Liabilities:
 Payables:
  To affiliates ..........................................................................        522,547
 Accrued expenses ........................................................................        530,685
                                                                                            -------------
      Total liabilities ..................................................................      1,053,232
                                                                                            -------------
Net assets, at value .....................................................................  $ 944,602,129
                                                                                            =============
Net assets consist of:
 Undistributed net investment income .....................................................  $ (32,328,223)
 Net unrealized depreciation .............................................................     (7,602,228)
 Accumulated net realized loss ...........................................................    (86,783,095)
 Capital shares ..........................................................................  1,071,315,675
                                                                                            -------------
Net assets, at value .....................................................................  $ 944,602,129
                                                                                            =============
Net asset value per share ($944,602,129 / 129,506,502 shares outstanding) ................          $7.29
                                                                                            =============





                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

Investment Income:
 Dividends ..................................................................   $   550,093
 Interest ...................................................................    54,054,521
                                                                                -----------
      Total investment income ...............................................                 $54,604,614
Expenses:
 Management fees (Note 3) ...................................................     3,883,432
 Administrative fees (Note 3) ...............................................     1,049,469
 Transfer agent fees ........................................................       368,900
 Custodian fees .............................................................       160,300
 Registration and filing fees ...............................................       133,350
 Professional fees ..........................................................       136,400
 Directors' fees and expenses ...............................................        63,250
 Other ......................................................................        26,600
                                                                                -----------
      Total expenses ........................................................                   5,821,701
                                                                                              -----------
           Net investment income ............................................                  48,782,913
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................................    (9,470,004)
  Foreign currency transactions .............................................        93,376
                                                                                -----------
      Net realized loss .....................................................                  (9,376,628)
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................    52,773,009
  Translation of assets and liabilities denominated in foreign currencies ...       (54,474)
                                                                                -----------
      Net unrealized appreciation ...........................................                  52,718,535
                                                                                              -----------
Net realized and unrealized gain ............................................                  43,341,907
                                                                                              -----------
Net increase in net assets resulting from operations ........................                 $92,124,820
                                                                                              ===========



                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001

                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $ 48,782,913  $ 61,904,968
  Net realized loss from investments and foreign currency transactions ......    (9,376,628)  (36,525,270)
  Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies .................    52,718,535    24,082,089
                                                                               ---------------------------
      Net increase in net assets resulting from operations ..................    92,124,820    49,461,787

Distributions to shareholders from:
 Net investment income ......................................................   (37,684,878)  (34,203,437)
 Tax return of capital ......................................................   (21,310,810)  (26,322,100)
                                                                               ---------------------------
Total distributions to shareholders .........................................   (58,995,688)  (60,525,537)
Capital share transactions (Notes 2 and 6) ..................................   147,777,226   (22,362,140)
      Net increase (decrease) in net assets .................................   180,906,358   (33,425,890)

Net assets:
 Beginning of year ..........................................................   763,695,771   797,121,661
                                                                               ---------------------------
 End of year ................................................................  $944,602,129  $763,695,771
                                                                               ===========================

Undistributed net investment income included in net assets:
 End of year ................................................................  $(32,328,223) $   (334,526)
                                                                               ===========================



                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION
Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premiums and discounts on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to September 1, 2001, premiums on fixed income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $26,413,205 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $10,251,795, increase unrealized appreciation by $1,651,331, and decrease realized losses by $8,600,464. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

At August 31, 2002, there were 200 million shares authorized ($0.01 par value). During the year ended August 31, 2002, 91,899 shares were issued for $669,002 from reinvested distributions. Share repurchase transactions were as follows:

                                                                                          YEAR ENDED
                                                                                  ----------------------------
                                                                                     2002            2001
-------------------------------------------------------------------------------------------------------------
Shares repurchased ................................................................   --          3,683,700
Amount repurchased ................................................................   --        $22,362,140
Weighted average discount of market price to net assets value of shares repurchased   --                 11%

Through August 31, 2002, the Fund had repurchased a total of 11,210,400 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ---------------------------------------------------------------------
         0.55%          First $200 million
         0.50%          Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ---------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million


4. INCOME TAXES

At August 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .....................    $ 959,919,805
                                                              --------------
                 Unrealized appreciation .................       27,536,537
                 Unrealized depreciation .................      (71,339,229)
                                                              --------------
                 Net unrealized depreciation .............    $ (43,802,692)
                                                              ==============

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statements and tax purposes.

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and bond discounts and premiums.

At August 31, 2002, the Fund had tax basis capital losses including $9,690,318 from the merged Templeton Global Governments Income Trust which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................  $   134,135
                  2008 .............................   11,539,262
                  2009 .............................   22,567,406
                  2010 .............................   27,371,582
                                                      -----------
                                                      $61,612,385
                                                      ===========

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $14,188,028 and $7,583,891, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $610,397,199 and $610,351,756, respectively.


6. MERGER

On August 30, 2002, the Fund acquired the net assets of the Templeton Global Governments Income Trust, an affiliate of the Fund, pursuant to a plan of reorganization approved by Templeton Global Income Fund, Inc. shareholders. The merger was accomplished by a tax-free exchange of 20,171,603 shares of the Fund (valued at $7.29 per share) for the net assets of the Templeton Global Governments Income Trust, Inc. which aggregated $147,108,224, including $328,685 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $944,602,129.

TEMPLETON GLOBAL INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
San Francisco, California
September 25, 2002

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect three Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Directors:

                                                % OF          % OF                          % OF        % OF
                                            OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2005:              FOR         SHARES        SHARES        WITHHELD        SHARES      SHARES
--------------------------------------------------------------------------------------------------------------
  Edith E. Holiday ............ 99,161,674     90.77%        98.29%        1,729,302        1.58%      1.71%
  Gordon S. Macklin ........... 99,225,748     90.83%        98.35%        1,665,228        1.52%      1.65%
  Constantine D. Tseretopoulos  99,022,561     90.64%        98.15%        1,868,415        1.71%      1.85%

* HARRIS J. ASHTON, NICHOLAS F. BRADY, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, ANDREW H. HINES, JR., CHARLES B. JOHNSON, BETTY P. KRAHMER AND FRED R. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com













SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT[SERVICEMARK]. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                    NUMBER OF
                                                        PORTFOLIOS IN FUND
                                             LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Director     Since 1992         132          Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (58)          Director     Since 1999         16           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities
Co. Ltd.; Director and President, Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)        Director     Since 1992        133           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (79)       Director     Since 1990         27           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the
Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                        PORTFOLIOS IN FUND
                                             LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)           Director     Since 1996         81           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                       and refining of oil and gas); Hercules
Suite 2100                                                                   Incorporated (chemicals, fibers and resins);
Ft. Lauderdale, FL 33394-3091                                                Beverly Enterprises, Inc. (health care); H.J.
                                                                             Heinz Company (processed foods and allied
                                                                             products); RTI International Metals, Inc.
                                                                             (manufacture and distribution of titanium); and
                                                                             Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (73)           Director     Since 1990         21           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Director     Since 1993        132          Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                      (holding company); Martek Biosciences Corporation;
Suite 2100                                                                  WorldCom, Inc. (communications services);
Ft. Lauderdale, FL 33394-3091                                               MedImmune, Inc. (biotechnology); Overstock.com
                                                                            (Internet services); and Spacehab, Inc. (aerospace
                                                                            services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)           Director     Since 1990        27           None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.                  Director     Since 1999        17           None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                          NUMBER OF
                                                          PORTFOLIOS IN FUND
                                               LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (72)        Director       Since 1993         62           Director, Amerada Hess Corporation
500 East Broward Blvd.                                                         (exploration and refining of oil and
Suite 2100                                                                     gas); C2, Inc. (operating and investment
Ft. Lauderdale, FL 33394-3091                                                  business); and H.J. Heinz Company
                                                                               (processed foods and allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and formerly, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December
1982).
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Director,      Director and       132          None
One Franklin Parkway            Chairman of    Vice President
San Mateo, CA 94403-1906        the Board and  since 1992 and
                                Vice President Chairman of
                                               the Board since
                                               1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President Since 1996         Not          None
One Franklin Parkway                                          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFERY A. EVERETT (38)         Vice President Since 2001         Not          None
PO Box N-7759                                                 Applicable
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President Since 1989         Not          None
One Franklin Parkway                                          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President Since 2000         Not           None
One Franklin Parkway            and Assistant                 Applicable
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President Vice President     Not           None
One Franklin Parkway            and Secretary  since 2000     Applicable
San Mateo, CA 94403-1906                       and Secretary
                                               since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (46)         Vice President Since 1996         Not           None
One Franklin Parkway                                          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62)     Vice President Since 1996         Not           None
One Franklin Parkway                                          Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (62)                Vice President Since 1994         Not           None
500 East Broward Blvd.                                        Applicable
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc.
and of 22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                               LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice President Since May     Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 5th Avenue                   - AML         2002                             Lingnan Foundation
Rockefeller Center              Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY E. MCGOWAN (52)         President      Since 1996    Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; Executive Vice President-International Development, Chief
International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and
Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited;
officer of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Senior Attorney,
Securities and Exchange Commission.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE S. ROSENBERG (40)         Treasurer      Since 2000    Not Applicable     None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 18 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)          Vice President Since 2000    Not Applicable    None
One Franklin Parkway            and Assistant
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the
Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited.
Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr.
Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby
Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging
Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby
Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in
Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party.
Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources,
Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.

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

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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           09/02

    [LOGO OMITTED]
 FRANKLIN TEMPLETON
     INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030


ANNUAL REPORT
TEMPLETON GLOBAL INCOME FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236


Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

[LOGO OMITTED] Printed on recycled paper




TLGIM A2002 10/02